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EXHIBIT 10.1      SUMMARY SHEET: BASE SALARIES FOR 2005 FOR THE NAMED EXECUTIVE
                  OFFICERS

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       Name                                            Title                          2005 Base Salary
------------------                       ---------------------------------            ----------------
William J. Oddy                          Chief Executive Officer                          $650,000
James W. Noyce                           Chief Financial Officer and Chief                $435,000
                                         Administrative Officer
Stephen M. Morain                        Senior Vice President and General                $428,000
                                         Counsel
JoAnn W. Rumelhart                       Executive Vice President - Farm                  $335,000
                                         Bureau Life
Bruce A. Trost*                          Executive Vice President - P/C                   $335,000
                                         Companies
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*Mr. Trost joined the company in November 2004 after announcement of the pending retirement of John Tatum, who was one of the named executive officers in 2004.